                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               The JPM Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                     LOGO

                    Notice of Annual Meeting of Shareholders
                            To be Held March 6, 2001


To the Shareholders of The JPM Company:

  The Annual Meeting of Shareholders of The JPM Company (the "Company") is scheduled to be held on Tuesday, March 6, 2001 at 10:00 a.m., local time, at the Company's Corporate Headquarters located at 155 North 15th Street, Lewisburg, Pennsylvania 17837, for the following purposes:

1. To elect two Class C directors to serve until the expiration of their respective terms and until their successors are duly elected; and

2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants for the Company for the fiscal year ending September 30, 2001; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

  Only shareholders of record at the close of business on December 11, 2000, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

  A copy of the Company's Annual Report for the fiscal year ended September 30, 2000 is being mailed to shareholders together with this notice.

  To assure that your interests will be represented, whether or not you expect to attend the Annual Meeting in person, it is important that you promptly complete, sign, date and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                  By Order of the Board of Directors,



                                  Wayne A. Bromfield
                                  Secretary
January 31, 2001
Lewisburg, Pennsylvania

                                      LOGO

                                PROXY STATEMENT

  This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to shareholders on or about January 31, 2001, are furnished in connection with the solicitation by the Board of Directors of The JPM Company (the "Company"), a Pennsylvania corporation, of proxies for use in voting at the Annual Meeting of Shareholders to be held at the Company's Corporate Headquarters located at 155 North 15th Street, Lewisburg, Pennsylvania 17837, on Tuesday, March 6, 2001, at 10:00 a.m., local time, and at any adjournment, postponement or continuation thereof. The principal executive offices are located at 155 North 15th Street, Lewisburg, Pennsylvania 17837.

  Shares represented by a proxy on the accompanying form, if properly signed and returned, will be voted as directed by the shareholder. If a properly signed proxy form is returned to the Company and is not marked, it will be voted in accordance with the recommendation of the Board of Directors, which is FOR the election of the directors nominated and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending September 30, 2001. A shareholder giving a proxy in the accompanying form may revoke it at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person.

  The Company's common stock, $.000067 par value, (the "Common Stock") is the only issued and outstanding class of stock. Only shareholders of record at the close of business on December 11, 2000 are entitled to notice of and to vote at the Annual Meeting. At the close of business on December 11, 2000, the Company had 7,400,286 shares of Common Stock outstanding. A majority of the outstanding shares will constitute a quorum at the meeting. Each share of Common Stock is entitled to one vote.

  The expense of preparing, printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will, upon request, reimburse such persons for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth, as of December 11, 2000, the amount and percentage of the Company's outstanding Common Stock beneficially owned by (i) each person known to the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table set forth below under "Compensation of Executive Officers and Directors" and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown. The information with respect to each person specified is as supplied or confirmed by such person.

   Name and                                                                             Number of
   Position                                                                             Shares(1)           Percent
--------------------------------------------------------------------------------  -------------------  ----------------
   5% Holders(2)
   John H. Mathias(3)...........................................................         1,070,584                14.5%
   James P. Mathias(4)..........................................................         1,059,525                14.2
   Janet B. Mathias(5)..........................................................           862,686                11.7

   DIRECTORS(6)
   Bruce M. Eckert(7)...........................................................           288,059                 3.9
   Wayne A. Bromfield(8)........................................................           284,135                 3.8
   Clifford M. Melberger(9).....................................................            14,000                  *
   William Rulon-Miller(9)......................................................            13,500                  *

   NAMED EXECUTIVE OFFICERS(10)
   John M. Spangler(11).........................................................           256,280                 3.4
   Robert R. Langton(12)........................................................            46,350                  *

   All directors and executive officers as a group (12 persons)(13).............         3,448,599                45.0

 * Represents less than 1% of the outstanding shares of Common Stock.

(1) Includes shares of Common Stock issuable upon the exercise of stock options granted under the Company's stock option plans which are exercisable within 60 days of December 11, 2000. As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2) Each of the persons in the table under the caption 5% Holders are directors of the Company, John H. Mathias and James P. Mathias are also Named Executive Officers (as defined under the heading "Compensation of Executive Officers and Directors"), and the address of each person is: c/o The JPM Company, 155 North 15th Street, Lewisburg, PA 17837.

(3) Includes: (a) 151,133 shares of Common Stock held with his spouse as joint tenants; (b) 100,000 shares of Common Stock held individually by his spouse; and (c) 125,000 shares of Common Stock held in the Smoketown Limited Partnership, of which John H. Mathias is a partner. Also includes 77,691 shares of Common Stock owned by the John H. Mathias Trust, of which John H. Mathias is the residuary beneficiary but as to which he has no voting or dispositive power. See footnotes (7) and (8) below.

(4) Includes: (a) 10,000 shares of Common Stock held individually by his spouse; (b) 30,400 shares of Common Stock held in a custodial account for the benefit of his children; (c) 125,000 shares of Common Stock held in the Afallon Family Limited Partnership, of which James P. Mathias is a partner; and (d) options held by his spouse to purchase up to 42,500 shares of Common Stock granted by the Company which are exercisable within 60 days of December 11, 2000. Also includes 77,691 shares of Common Stock owned by the James P. Mathias Trust, of which James P. Mathias is the residuary beneficiary but as to which he has no voting or dispositive power. See footnotes (7) and (8) below.

(5)  Includes: (a) 500 shares of Common Stock held in a custodial account; and
     (b) 77,253 shares of Common Stock owned by the Janet B. Mathias Trust, of which Janet B. Mathias is the residuary beneficiary but as to which she has no voting or dispositive power. See footnotes (7) and (8) below.

(6)  Excludes Directors listed under the caption 5% Holders.

(7) Includes: (a) an aggregate of 232,635 shares of Common Stock held by the John H. Mathias Trust, James P. Mathias Trust and Janet B. Mathias Trust, as to which Mr. Eckert shares voting and dispositive power as a trustee but as to which he disclaims beneficial ownership; (b) 11,424 shares of Common Stock held in trust by the Lewis, Eckert, Robb & Co. Profit Sharing Plan for the benefit of Bruce M. Eckert, for which Mr. Eckert serves as the Trustee; and (c) 41,000 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of December 11, 2000.

(8) Includes: (a) an aggregate of 232,635 shares of Common Stock held by the John H. Mathias Trust, James P. Mathias Trust and Janet B. Mathias Trust, as to which Mr. Bromfield's spouse shares voting and dispositive power as a trustee but as to which she disclaims beneficial ownership; and (b) 50,500 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of December 11, 2000.

(9) Includes 11,000 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of December 11, 2000.

(10) Excludes Named Executive Officers listed under the caption 5% Holders and the caption Directors.

(11) Includes: (a) 80,000 shares of Common Stock held by the Profit Sharing Plan for the benefit of John M. Spangler; (b) 3,390 shares of Common Stock held individually by his spouse; and (c) 90,000 shares of Common Stock held in the Westover Group Limited Partnership of which Mr. Spangler is a partner. Also includes 39,500 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of December 11, 2000.

(12) Includes 45,750 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of December 11, 2000.

(13) Includes 259,000 shares of Common Stock issuable upon the exercise of stock options granted by the Company which either are currently exercisable or will become exercisable within 60 days of December 11, 2000. The percent of class assumes all outstanding exercisable options granted to directors and executive officers have been exercised and, therefore, on a pro forma basis 7,659,286 shares of Common Stock would be outstanding.

                               EXECUTIVE OFFICERS

The Executive Officers of the Company are:

Name                           Age                             Position                               Held Since
---------------------------  --------  ---------------------------------------------------------  -------------------
John H. Mathias                    54  Chairman, Chief Executive Officer                                         1981
John J. Fitzgibbons                47  President, Chief Operating Officer                                        2000
James P. Mathias                   50  Vice Chairman                                                             2000
Wayne A. Bromfield                 53  Executive Vice-President, General Counsel, Corporate                      1997
                                       Secretary
John M. Spangler                   46  Senior Vice President, Global Business                                    1997
Kevin J. Bratton                   51  Chief Financial Officer                                                   2000
Robert R. Langton                  46  Senior Vice President, Global Business                                    1997
Mark A. Green                      45  Vice President, Materials and Logistics                                   1999
Mark D. Huber                      41  Vice President, Information Technology                                    2000
Therese M. Miller                  46  Vice President, Human Resources                                           1998
Thomas A. Zuzzio                   54  Vice President, Global Operations                                         2000


                     SECTION 16(A) REPORTING DELINQUENCIES

  Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the executive officers and directors of a corporation, such as the Company, that has a class of equity securities registered under Section 12 of the Exchange Act, as well as persons who own more than 10% of a class of equity securities of such a corporation ("10% Beneficial Owners"), file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with the corporation, the Securities and Exchange Commission (the "SEC") and the exchange on which such securities are listed. Based upon written representations received by the Company from its executive officers, directors and 10% Beneficial Owners, and the Company's review of the monthly statements of changes filed with the Company by its executive officers, directors and 10% Beneficial Owners during fiscal year 2000, the Company believes that all such filings required during fiscal year 2000 were made on a timely basis.



                             ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

  The Company's By-Laws provide that the directors of the Company shall be divided into three classes, designated as Class A, Class B and Class C, and that at each Annual Meeting of Shareholders of the Company successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. The classes are staggered so that the term of one class expires each year. The terms of the Class A directors will expire in 2002 and each third year thereafter; the terms of the Class B directors expire in 2003, and each third year thereafter; and the terms of the current Class C directors expire in 2001. The terms of the nominees for Class C directors elected at this annual meeting will expire in 2004, and each third year thereafter. Accordingly, it is the Class C directors who are to be elected at the Annual Meeting.

  The number of directors constituting the entire Board of Directors is determined by the vote of a majority of the members of the Board of Directors and is currently fixed at seven members. The number of Class C directors to be elected at the Annual Meeting is two. Each of the Class C directors so elected will hold office until the 2004 Annual Meeting of Shareholders and until his/her successor is elected and qualified.

  The Board of Directors has nominated Janet B. Mathias, and William Rulon-Miller for election as the Class C directors. Ms. Mathias and Mr. Rulon-Miller are incumbent directors. All proxies will be voted for the election of Ms. Mathias and Mr. Rulon-Miller unless authority to vote for the election of directors or either nominee is withheld. In the event any nominee should unexpectedly decline or be unable or unwilling to serve as a director, the proxies may be voted for a substitute nominee designated by the present Board of Directors. The Board of Directors has no reason to believe that Ms. Mathias or Mr. Rulon-Miller will be unable or unwilling to serve as a director if elected and has no present intention to nominate any person in addition to or in lieu of such nominees. Any vacancy occurring on the Board of Directors may be filled by the vote of a majority of the directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

  The candidates receiving the highest number of votes cast at the Annual Meeting will be elected. Holders of shares of Common Stock are not entitled to cumulate votes in the election of directors. Shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or person otherwise entitled to vote such shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, and abstentions will have no effect on the election of directors inasmuch as they do not represent votes cast at the Annual Meeting for the purpose of electing directors.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                      ELECTION OF THE DIRECTORS NOMINATED

Information Regarding Directors

  The names of the nominees for Class C director, who are also current Class C directors, and the current Class A and Class B directors who will continue in office after the Annual Meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

  Nominees for Class C Directors:

  Class C Directors:
  Name                                  Age               Position Held With the Company              Director Since
------------------------------------  -------  -----------------------------------------------------  --------------
Janet B. Mathias(2)                        56  Director                                                         1978

William Rulon-Miller(3).............       52  Director                                                         1997

  Directors Continuing in Office:
  Class A Directors:

  Name                                  Age               Position Held With the Company              Director Since
------------------------------------  -------  -----------------------------------------------------  --------------
John H. Mathias(1)..................       54  Chairman of the Board, Director and Chief                        1978
                                               Executive Officer
Wayne A. Bromfield(1)...............       53  Director, Executive Vice President, Secretary                    1981
                                               and General Counsel
Clifford M. Melberger(2)(3).........       61  Director                                                         1997

  Class B Directors:

  Name                                  Age               Position Held With the Company              Director Since
------------------------------------  -------  -----------------------------------------------------  --------------
James P. Mathias(1).................       50  Director, Vice Chairman                                          1978
Bruce M. Eckert(2)..................       56  Director                                                         1981

(1)  Member of the Executive Committee
(2)  Member of the Compensation Committee
(3)  Member of the Audit Committee

  Janet B. Mathias has served as a member of the Company's Board of Directors since 1978 and as Secretary of the Company from 1981 to September 1, 1997. She served as a Director of Registration Services for the National Commission on Certification of Physician Assistants, Inc. from 1975 to 1990. Since that time, Ms. Mathias has managed her personal investment portfolio. Ms. Mathias received her B.A. in economics from Bucknell University.

  William Rulon-Miller has served as a director of the Company since November 1997. Mr. Rulon-Miller is an investment banker with Janney Montgomery Scott in Philadelphia having joined the firm in 1979. Prior to that date, he was an officer in the Corporate Finance department of Smith Barney, Inc. He has served and continues to serve on the boards of directors of Intelligent Electronics, Inc., Metrologic Instruments, Inc. and Mothers Work, Inc., as well as on the boards of directors of a number of private corporations. He is a partner of Five Penn Centers Partners and a director of The Penn Janney Fund, Inc. which are private venture capital organizations. Mr. Rulon-Miller graduated from Princeton University and received an M.B.A. from the Wharton School of the University of Pennsylvania.

  John H. Mathias has served as a member of the Company's Board of Directors since 1978, and as the Chairman of the Board of Directors and Chief Executive Officer of the Company since 1981. He began his career with the Company as an Industrial Engineer in 1973 and subsequent thereto held other positions including Director of Management Information Systems and Vice President of Administration. Mr. Mathias received both his B.S. degree in Business Administration and Master's degree in Mathematics from Bucknell University.

  Wayne A. Bromfield has served as a director of the Company since 1981 and Executive Vice President, Secretary and General Counsel since September 1, 1997. Prior to joining the Company in his management capacity, Mr. Bromfield served as a Judge of the Pennsylvania Court of Common Pleas of Union and Snyder counties since 1986 and as President Judge from 1990-1997. Mr. Bromfield received his B.A. degree from Duke University and his J.D. degree from The Dickinson School of Law.

  Clifford M. Melberger has served as a director of the Company since July 1997. Mr. Melberger is the President of Diversified Records Services, Inc., a national information management and documents imaging company. He received his B.S. degree in Business Administration and his M.S. degree in Education Administration from Bucknell University.

  James P. Mathias has served as a member of the Company's Board of Directors since 1978. He served as President and Chief Operating Officer from 1981 until March 2000. He currently serves as Vice Chairman of the Company. Previous positions that Mr. Mathias has held at the Company include Vice President of Operations as well as Production Control and Inventory Manager, and Production Engineer.

  Bruce M. Eckert has served as a director of the Company since 1981. Mr. Eckert has been a Partner in Lewis, Eckert, Robb & Company, a financial and management consulting company, since 1981, and Chairman of Eastern Holding Company, Ltd., an insurance holding company, since 1986. From July 1989 to July 1994, he was also Chairman, CEO and a director of Rockwood Casualty Insurance Co., a provider of casualty insurance. He received his B.A. degree from Yale University and his J.D. degree from The Dickinson School of Law.

  John H. Mathias, James P. Mathias and Janet B. Mathias are children of the Company's founder, Jay P. Mathias.

Meetings and Committees of the Board of Directors

  The Board of Directors met four (4) times in fiscal 2000, together with a series of telephone conference special meetings. The Board of Directors has three standing committees: the Executive Committee, the Compensation Committee, and the Audit Committee. The Board of Directors does not have a nominating committee. The functions normally performed by a nominating committee are performed by the Board of Directors.

  The members of the Executive Committee are John H. Mathias, James P. Mathias and Wayne A. Bromfield. The Executive Committee met monthly in fiscal 2000. The Executive Committee exercises the full authority of the Board of Directors between meetings of the Board of Directors.

  The members of the Compensation Committee are Janet B. Mathias, Bruce M. Eckert and Clifford M. Melberger. The Compensation Committee met two (2) times in fiscal 2000. The duties of the Compensation Committee are: to recommend to the Board of Directors policies and plans concerning the salaries, bonuses, stock options and other compensation of the executive officers of the Company, including reviewing the salaries of the executive officers and recommending bonuses, stock options and other forms of additional compensation for them;

establishing and reviewing policies regarding management perquisites; and performing such other duties as shall be delegated to the committee by the Board of Directors.

  The members of the Audit Committee are Clifford M. Melberger and William Rulon-Miller. The Audit Committee met four (4) times in fiscal 2000. The duties of the Audit Committee are: to meet with the independent public accountants of the Company; to review the audit plan for the Company; to review the annual audit of the Company with the Company's independent public accountants, together with any other reports or recommendations made by the accountants; to recommend whether the accountants should be continued as the independent public accountants for the Company and, if other independent public accountants are to be selected, to recommend the independent public accountants to be selected; to meet with the internal auditors for the Company, if any, and to review with them and the independent public accountants for the Company the adequacy of the Company's internal controls; and to perform such other duties as shall be delegated to the committee by the Board of Directors.

  During fiscal 2000, all directors attended at least 75% of the meetings of the Board of Directors and the committees thereof on which they served.

Compensation Committee Interlocks and Insider Participation

  The following non-employee Directors serve on the Compensation Committee of the Company's Board of Directors: Bruce M. Eckert, Janet B. Mathias and Clifford
M. Melberger. Committee member Janet B. Mathias is a beneficial owner of 5% or more of the Company's outstanding Common Stock. Except for Ms. Mathias, who served as Secretary of the Company from 1978 to September, 1997, no member of the Committee is a former or current officer or employee of the Company. Furthermore, no executive officer of the Company serves as a member of a compensation committee of another entity, an executive officer of which serves on the Compensation Committee of the Company or as a Director of the Company, nor does any executive officer of the Company serve as a director of another entity, an executive officer of which serves on the Compensation Committee of the Company.

Nominations by Shareholders

  The Board of Directors will consider qualified candidates recommended by the shareholders for designation as nominees for election at the Annual Meeting of Shareholders to be held in 2002 and subsequent years. In order for a candidate recommended by a shareholder to be considered by the Board of Directors for designation as a nominee for election at the Annual Meeting of Shareholders to be held in 2002, the shareholder should notify the Secretary of the Company in writing on or before Wednesday, September 26, 2001. Such notification must contain the following information to the extent known by the notifying shareholder: (i) the name and address of the proposed nominee; (ii) the age of the proposed nominee; (iii) the principal occupation of the proposed nominee for the five years prior to the election; (iv) the number of shares of the Company beneficially owned by the proposed nominee; (v) the total number of shares that will be voted for the proposed nominee; (vi) a description of any material transaction or series of transactions to which the Company or any of its affiliates is a party and in which the proposed nominee or any of his affiliates has a direct or indirect material interest, which description shall specify the proposed nominee's interest in the transaction, the amount of the transaction and the amount of the proposed nominee's interest in the transaction; (vii) the name and residential address of the notifying shareholder; and (viii) the number of shares of the Company owned by the notifying shareholder. The presiding officer of the Annual Meeting of Shareholders will refuse to acknowledge the nomination of, and the judges of election will disregard any votes cast for, any person whose nomination is not made in compliance with the foregoing procedure.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

  The following table sets forth certain information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 30, 2000, 1999 and 1998 of those persons who were at September 30, 2000 (i) the Company's Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company to the extent that such persons' total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                           Summary Compensation Table

                                                                               Long-term
                                             Annual Compensation              Compensation
                                         ----------------------------  --------------------------
                                                                         Restricted    Securities
                                                                           Stock      Underlying       All Other
Name                                     Year      Salary    Bonus(2)    Awards($)    Options(#)    Compensation(1)
---------------------------------------  ----  ------------  --------  -----------  -------------  ---------------
John H. Mathias                          2000  $  265,000   $  --     $       --           --          $38,486
 Chairman and Chief Executive            1999     252,615      --             --           --           36,598
 Officer                                 1998     249,327      --             --           --           36,798

James P. Mathias                         2000     265,000      --             --           --           33,649
 President and Chief Operating           1999     274,129(3)   --             --           --           41,971
 Officer                                 1998     291,154(3)   --             --           --           32,242

Wayne A. Bromfield                       2000     192,920      --             --           --           23,881
 Executive Vice President, General       1999     182,578      --             --       15,000           19,381
 Counsel, Corporate Secretary            1998     175,000      --             --       20,000(4)        18,681

John M. Spangler                         2000     168,173      --             --           --           20,993
 Senior Vice President,                  1999     162,622      --             --       15,000           19,889
 Global Business                         1998     141,106      --             --           --           17,815

Robert R. Langton                        2000     155,942      --             --           --           19,174
 Senior Vice President,                  1999     147,093      --             --       15,000           17,422
 Global Business                         199      141,919      --             --           --           13,533

________________________
(1) Includes: (a) the Company's contributions to the Company's Deferred Compensation Plan and/or the Company's Profit Sharing Plan for John Mathias in the amount of $5,359 in fiscal 2000, $ 3,598 in fiscal 1999, and $3,798 in fiscal 1998; for James Mathias in the amount of $5,524 in fiscal 2000, $4,471 in fiscal 1999, and $4,242 in fiscal 1998; for Wayne Bromfield in the amount of $4,771 in fiscal 2000, $1,181 in fiscal 1999 and 1998; for John Spangler in the amount of $4,176 in fiscal 2000, $3,389 in fiscal 1999, and $3,315 for fiscal 1998; and for Robert Langton in the amount of $3,655 in fiscal 2000, $2,422 in fiscal 1999, and $2,093 for fiscal 1998,
     (b) life insurance premiums paid by the Company for John Mathias in the amount of $8,000 in fiscal 1999 and 1998, and for James Mathias in the amount of $5,000 in fiscal 1999 and 1998, (c) Company share contributions to the non-qualified deferred compensation plan for John Mathias in the amount of $26,250 in fiscal 2000, $25,000 in fiscal 1999 and 1998; James Mathias in the amount of $28,125 in fiscal 2000, $32,500 in fiscal 1999 and $25,000 in fiscal 1998; Wayne Bromfield in the amount of $19,110 in fiscal 2000, $18,200 in fiscal 1999 and $17,500 in fiscal 1998; John Spangler in the amount of $16,817 in fiscal 2000, $16,500 in fiscal 1999 and $14,500 in fiscal 1998 and Robert Langton in the amount of $15,519 in fiscal 2000, $15,000 in fiscal 1999 and $11,440 in fiscal 1998, and (d) an automobile allowance paid by the Company to John Mathias in the amount of $6,877 in fiscal 2000.

(2)  No bonuses were awarded for fiscal year 1998, 1999 or 2000.
(3)  Includes a cost-of-living adjustment following Pacific assignment.
(4)  Granted upon signing of employment contract.

  No stock options were granted during the year ended September 30, 2000 to the Named Executive Officers.

  The following table sets forth information regarding the value realized by the Named Executive Officers pursuant to exercising options during the fiscal year ended September 30, 2000 and the number of shares acquired, and stock option values as of September 30, 2000 for unexercised stock options held by the Named Executive Officers.

                         Fiscal Year-End Option Values

                                                                   Number Of Securities
                                                                        Underlying                Value Of Unexercised
                                                                  Unexercised Options at          In-The-Money Options
                                   Shares                           September 30, 2000          at September 30, 2000(1)
                                 Acquired On        Value      ----------------------------  ------------------------------
Name                             Exercise(#)     Realized($)    Unexercisable   Exercisable  Unexercisable    Exercisable
-----------------------------  ---------------  -------------  ---------------  -----------  --------------  --------------
John M. Spangler                            -   $          -            11,250       39,500       $       -        $ 80,856
Wayne A. Bromfield                          -              -            12,500       50,500               -          37,375
Robert R. Langton                           -              -            10,000       45,750               -         128,431

(1) Based upon a closing price of $5.44 for Common Stock on the Nasdaq Stock Market's National Market on September 30, 2000.

Directors' Compensation

  Directors who are not also employees of the Company receive an annual retainer of $7,500 per year and a fee of $1,500 for each Board meeting attended. Directors also receive reimbursement for reasonable expenses incurred in connection with each Board meeting attended. In addition, the Company has established the 1995 Outside Directors Stock Option Plan. See "Stock Option Plans--1995 Outside Directors Stock Option Plan."

Employment Agreements And Deferred Compensation Agreements

  The Company has entered into individual employment agreements and deferred compensation agreements with each of the Named Executive Officers and certain other key employees.

  The Company's employment agreements with John H. Mathias and James P. Mathias provide that they will serve as Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively, until terminated by either party on 30 days' prior written notice. As of March 13, 2000, upon the employment of John J. Fitzgibbons as President and Chief Operating Officer, James Mathias became Vice Chairman. The agreements provide for annual base salaries determined and revised periodically by the Compensation Committee of the Board of Directors and discretionary bonuses as may be authorized by the Compensation Committee. The Board of Directors has set the fiscal 2000 base salary for each of John H. Mathias and James P. Mathias at $260,000. An automobile allowance, life and medical insurance and other fringe benefits are also provided on the same basis as other executive officers of the Company as determined by the Compensation Committee. The agreements include confidentiality and non-disclosure covenants regarding the Company's confidential information which survive termination or expiration of the agreements and a covenant not to compete with the Company during the term of the agreement. The Company entered into "split dollar" life insurance agreements with John and James Mathias in January 1996, under which each of John and James Mathias pays a portion of the premium attributable to the death benefit under a permanent life insurance policy insuring his life in the amount of $1.1 million and the Company pays the balance of the premium. Upon termination of the agreement or the insured's death, all premiums previously advanced by the Company are required to be repaid to the Company. The Company retains an interest in the death benefit and cash value of the policy to secure this repayment.

  Mr. Wayne A. Bromfield's employment agreement continues until terminated upon 90 days' prior written notice from either party. The agreement provides for an annual base salary of $175,000 per year, discretionary bonuses as may be authorized by the Compensation Committee and an automobile allowance, life and medical insurance and other fringe benefits on the same basis available to other executive officers as determined by the Compensation Committee. Mr. Bromfield's agreement also includes confidentiality and non-disclosure covenants regarding the Company's confidential information which survive termination or expiration of the agreement and a covenant not to compete with the Company for three years following the termination of the agreement.

  Mr. John M. Spangler's employment agreement also continues until terminated upon 30 days' prior written notice from either party. The agreement provides for an annual base salary of $100,000 per year, discretionary bonuses as may be authorized by the Compensation Committee and an automobile allowance, life and medical insurance and other fringe benefits on the same basis available to other executive officers as determined by the Compensation Committee. Mr. Spangler's agreement also includes confidentiality and non-disclosure covenants regarding the Company's confidential information which survive termination or expiration of the agreements and a covenant not to compete with the Company for two years following the termination of the agreement.

  Mr. Robert R. Langton's employment agreement also continues until terminated upon 30 days' prior written notice from either party. The agreement provides for an annual base salary of $66,831 per year, discretionary bonuses as may be authorized by the Compensation Committee and an automobile allowance, life and medical insurance and other fringe benefits on the same basis available to other executive officers as determined by the Compensation Committee. Mr. Langton's agreement also includes confidentiality and non-disclosure covenants regarding the Company's confidential information which survive termination or expiration of the agreements and a covenant not to compete with the Company for two years following the termination of the agreement.

  All of the above named Executive Officers are eligible to participate in the Non-qualified Deferred Compensation Plan. See "Employee Benefit Plans" below.

  During the fourth quarter, amendments were granted to the employment contracts of John Mathias, James Mathias, John Spangler, and Robert Langton. In the event of a Change in Control of the Company, and their geographic reassignment (greater than 40 miles from their current location) or reduction in base salary, they would be entitled to severance pay. In addition, the contract of John Fitzgibbons provides for an additional payment of one-half year's base salary in the event of Change of Control.

Employee Benefit Plans

  The Company maintains a tax-qualified defined contribution employee profit sharing plan (the "Profit Sharing Plan"). All full-time United States employees and who have completed one (1) year of service with the Company are eligible to participate. The Company may, in its discretion, make a discretionary profit sharing contribution to the Profit Sharing Plan for any plan year. A participant is entitled to receive a distribution of the vested interest in his or her account upon retirement, death, permanent disability or termination of employment. The Company's contribution vests to the employee ratably over a seven-year period. The Company did not make a contribution for fiscal 2000.

  The Profit Sharing Plan also contains provisions which are intended to satisfy the tax qualification requirements of Section 401(k) of the Internal Revenue Code of 1986 (the "401(k) Plan"). All full-time United States employees who have completed ninety (90) days of service with the Company are also eligible to participate in the 401(k) Plan. Under the 401(k) Plan, an employee may elect to defer up to 15% of his or her current compensation. Employee contributions to the 401(k) plan are invested according to the direction of the employee. The Company makes matching contributions of up to 2% of an employee's total compensation. The Company contributed $278,000 for fiscal year 2000 to the 401(k) plan. A participant is entitled to receive a distribution of the vested interest in his or her account upon retirement, death, permanent disability or termination of employment.

Employee contributions, together with the Company matching contributions, are fully vested and non-forfeitable at all times.

  The Company also has a non-qualified deferred compensation plan for certain executives, including all of the named Executive Officers above. Under the provisions of the plan, certain executives may defer up to 25% of annual compensation and the Company will contribute up to 2.5% of each participant's annual salary on a quarterly basis. Deferred compensation is invested by the Company, at the discretion of the Board of Directors, however, each participant's account is allocated the actual income, gains and losses that would have been earned if their deferred compensation had been invested according to each participant's elections.

  In accordance with statutory requirements in Mexico, the Company is required to make annual profit sharing distributions to the employees of the Company's subsidiary, Pantera. These distributions are determined based on 10% of Pantera's taxable income. No provision, due to Pantera's taxable loss, was made as of September 30, 2000 for profit sharing distribution.

Stock Option Plans

 1993 Stock Option Plan

  Under the Company's 1993 Employee Stock Option Plan (the "1993 Plan"), an aggregate of 300,000 shares of Common Stock were reserved for issuance upon the exercise of options granted to employees of the Company. The 1993 Plan provides for grants of both incentive stock options, intended to qualify as such under
Section 422 of the Internal Revenue Code of 1986 (the "Code"), and non-qualified stock options. All options granted under the 1993 Plan must have an exercise price of no less than 85% of the fair market value of the Common Stock on the grant date. As of September 30, 1996, all such options had been granted. The exercise prices of the options range from $0.68 to $1.50 per share. Options that expire unexercised are subject to re-grant by the Company. The 1993 Plan will terminate in 2003, unless terminated at an earlier date by the Board of Directors.


 1995 Stock Option Plan

  The 1995 Stock Option Plan ("1995 Plan") provides that options may be granted to employees or consultants (including officers and directors who are also employees) of the Company or any subsidiary of the Company provided, however, that no option may be granted to any eligible employee who, at the time such option is granted, owns stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company. An aggregate of 1,000,000 shares of Common Stock are reserved for issuance under the 1995 Plan. The 1995 Plan permits granting of options intended to qualify as incentive stock options under Section 422A of the Code ("Incentive Options") and options not intended to qualify ("Non-Qualified Options"). Incentive Options may only be granted to employees of the Company and its subsidiaries. As of September 30, 2000, 1,297,789 options had been granted under the 1995 Plan, of which 500,331 options were cancelled. The exercise prices of the granted options range from $2.63 to $31.50 per share. The expiration dates of the options range from November 21, 2005 to August 28, 2010.

  The 1995 Plan is administered by the Compensation Committee which is authorized to select among the eligible employees and consultants those individuals to whom options are to be granted and to determine the number of shares to be subject to, and the terms and conditions of, the options. The Compensation Committee determines on the grant date when options under the 1995 Plan become exercisable and the exercise price of the options. The exercise price of Incentive Options may not be less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of Non-Qualified Options may not be less than 85% of the fair market value of the Common Stock on the date of grant.

 1995 Outside Directors Stock Option Plan

  Pursuant to the 1995 Outside Directors Stock Option Plan ("Outside Directors Plan"), options are granted to members of the Board of Directors who do not own more than 10% of the total combined voting power of all classes of outstanding stock and are not employees of the Company (an "Outside Director"). An aggregate of 125,000 shares of Common Stock are reserved for issuance under the Outside Directors Plan.

  Under the Outside Directors Plan, each Outside Director serving on the Board of Directors as of December 1, 1995 automatically received an option to purchase 5,000 shares of Common Stock as well as an option to purchase an additional 2,000 shares of Common Stock for each year of continuous service on the Board of Directors as of that date and on each anniversary thereafter. A new Outside Director will receive an option to purchase 5,000 shares upon his or her election to the Board and an additional 2,000 shares for each year of continuous service thereafter. All options granted under the Outside Directors Plan are exercisable in full beginning sixty days after the date of grant of the option. In the event the Outside Director ceases to be a director by reason of death or incapacity, the total number of shares of Common Stock covered by option grants shall thereupon become exercisable; otherwise, options granted shall automatically be forfeited after three months if such person ceases to serve as an Outside Director, after one year if the director dies, and after three years in the event of a total disability. The Outside Directors Plan requires that options granted thereunder will expire not later than ten years after the date of grant.

  All options granted under the 1995 Outside Directors Plan have an exercise price equal to the value of the Common Stock on the grant date. Options granted under the 1995 Outside Directors Plan are not assignable.

  As of September 30, 2000, 113,000 options had been granted under the 1995 Plan. The exercise prices of the granted options range from $4.00 to $27.25 per share. The expiration dates of the options range from December 1, 2005 to December 1, 2009.

                      REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee of the Board of Directors of the Company (the "Committee") is responsible for the oversight and administration of executive compensation and also reviews the Company's overall compensation and monitors it throughout the year. The Committee recommends, and the Board of Directors determines based on such recommendations, compensation paid to the Company's executive officers. All members of the Committee are outside directors.

  The Committee met twice outside of regular board meetings, together with reviews during board meetings to set salaries of newly hired and current executive officers, to determine bonuses for 1999 and 2000, and to grant options under the Company's 1995 Stock Option Plan.

  In general, the policies followed by the Committee in fixing the compensation of the Company's executive officers are designed to: (1) attract and retain executive officers who contribute to the long-term success of the Company, (2) motivate the executive officers to achieve strategic business objectives and reward them for their achievement; and (3) fairly compensate executive officers based on the Company's corporate and individual performance and responsibilities of such executive officers. Compensation for the Company's executive officers consists of salary, bonuses and long-term incentive awards typically in the form of stock options. Executive officers also participate in other benefit plans available to employees generally.

  The Committee fixes the base salaries of the executive officers, including the Named Executive Officers. The Committee's normal practice has been to adjust these salaries annually as of October 1st of each year. In fixing the compensation of the Company's executive officers, the Committee considers: (a) salary survey data for comparable positions secured from outside sources, (b) the recommendations of the Chief Executive Officer and the Chief Operating Officer (except in the case of the salaries of either of those two officers),
(c) changes in the cost-of-living indexes and/or standard of living adjustments due to location, (d) length of service, (e) the performance of the executive officer, (f) the general rates of compensation increases granted to other employees within the Company, and (g) any other particular considerations which may be deemed appropriate by the Committee.

  The Committee considered the foregoing criteria in determining the salary for key executives in 2000. The Committee noted the general raises given to other employees in the Company, which averaged four (4) percent . Second, the Committee surveyed salaries paid to executives of similar manufacturing concerns. Third, the Committee considered the increased responsibility of the executive resulting from expanded operations in additional locations and public company reporting requirements under the Securities Exchange Act of 1934. Finally, the Committee noted the absence of any raise the previous year for the Chief Executive Officer and the Chief Operating Officer. After consideration of the relevant criteria, the Committee set the annual salaries for the Chief Executive Officer at $260,000 and Chief Operating Officer at $250,000, the salary for the Executive Vice President at $189,280, the salaries for the Senior Vice President Spangler at $165,000, and Senior Vice President Langton at $153,000. In addition, other executive officers were granted increases consistent with new responsibilities, increased management requirements and expanded global operations.

  In March 2000, at a special meeting of the Compensation Committee, following the appointment and acceptance of John J. Fitzgibbons as President and Chief Operating Officer of the Company, a salary of $250,000 was approved by the Committee for Mr. Fitzgibbons, together with life insurance, an automobile allowance, company benefits, options and a bonus potential based upon earnings and company performance. Mr. Fitzgibbons had previously worked with the Company as a consultant in the initiation and installation of cable manufacturing capacity in the Guadalajara facility.

  The executive officers based in the United States all participate in an incentive bonus plan based on the performance of the Company. The Committee determined that no bonuses would be paid for fiscal years 1998, 1999 or 2000.

  Section 162(m) of the Internal Revenue Code of 1986 (the "Code") limits the tax deduction to $1 million for compensation paid to the executive officers of the Company, unless certain requirements are met. The Committee does not deem
Section 162(m) of the Code to be applicable to the Company at this time.



  Submitted by the Compensation Committee:
                                                  Bruce M. Eckert, Chairman
                                                  Janet B. Mathias
                                                  Clifford M. Melberger


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is established pursuant to the Company's Bylaws and the Audit Committee Charter adopted by the Board of Directors on May 10, 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing stanards generally accepted in the United States of America and for issuing a report theron. The Audit Committee's responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter.

     Each member of the Audit Committee is independent in the judgment of the Company's Board of Directors and as required by the listing standards of the Nasdaq Stock Market.

     With respect to the year ended September 30, 2000, in addition to its other work, the Audit Committee:

 .    Reviewed and discussed with the Company's management and the independent auditors the audited financial statements of the Company as of September 30, 2000 and for the year then ended.

 .    Discussed with the independent auditors the matters required to be discussed by auditing standards generally accepted in the United States of America; and

 .    Received from the independent auditors written affirmation of their independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm's independence.

  Based upon the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements of the Company, as of September 30, 2000 and for the year then ended, be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:
                                  William Rulon-Miller, Chairman
                                  Clifford M. Melberger

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return of the Company's Common Stock from April 30, 1996 (the date that trading in the Common Stock commenced on the Nasdaq Stock Market's National Market) to September 30, 2000 with: (a) the Standard & Poor's 500 Composite Stock Price Index; and (b) a Peer Group Index.

                COMPARISON OF 53 MONTH CUMULATIVE TOTAL RETURN*
                  AMONG THE JPM COMPANY, THE S & P 500 INDEX
                               AND A PEER GROUP






                             [CHART APPEARS HERE]





  The Peer Group Index consists of: Amphenol Corp, Belden Inc., Cable Design Technology, Corp., Kent Electronics Corp., and Molex, Inc. The cumulative total returns of each company has been weighted according to each company's stock market capitalization as of September 30, 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             (Item 2 on Proxy Card)

  The Board of Directors of the Company has selected the firm of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ended September 30, 2001. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

  Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the independent public accountant. Abstentions and broker non-votes are not cast and, therefore, do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares voted from which the majority is calculated.

  If the shareholders do not ratify the appointment of PricewaterhouseCoopers, LLP other certified public accountants will be considered by the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
            OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS THE
      INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2001



                                 ANNUAL REPORT

  A copy of the Company's Annual Report for the fiscal year ended September 30, 2000 is being mailed to the Company's shareholders with this Proxy Statement.



                             SHAREHOLDER PROPOSALS
           AND AUTHORITY TO EXERCISE DISCRETIONARY VOTING BY PROXIES

  To be considered for presentation to the next Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of The JPM Company, 155 North 15th Street, Lewisburg, Pennsylvania 17837, no later than Wednesday, August 22, 2001.

  The proxies appointed by the Company may exercise discretionary authority when voting on a shareholder proposal properly presented at the Company's 2002 Annual Meeting of Shareholders that is not included in the Company's proxy statement for such meeting if such proposal is received by the Company after Monday, November 5, 2001. If notice of such shareholder proposal is received by the Company on or prior to such date, such shareholder proposal is properly presented at the Company's 2002 Annual Meeting and is not included in the Company's proxy statement for such meeting, the proxies appointed by the Company may exercise discretionary authority if, in such proxy statement, the Company advises shareholders of the nature of the proposal and how the proxies appointed by the Company intend to vote on the proposal, unless the shareholder submitting such proposal satisfies certain requirements of the SEC including, among other things, the mailing of a separate proxy statement to the Company's shareholders.

                                 OTHER MATTERS

  The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment of the persons voting the proxies. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN YOUR PROXY PROMPTLY.

                                  By Order of the Board of Directors,



                                  Wayne A. Bromfield
                                  Secretary

January  31, 2001



                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

Organization
There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

Statement of Policy
The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities
In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

 . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

 . Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including and comments or recommendations of the independent auditors.

 . Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

 . Review the internal audit requirements of the corporation and recommend such resources and staffing as is appropriate.

 . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

 . Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

 . Review accounting and financial human resources and succession planning within the company.

 . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

 . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                THE JPM COMPANY
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned shareholder of The JPM Company (the "Company") hereby appoints Wayne A. Bromfield and John H. Mathias, with full powers of substitution, to act as attorney-in-fact and proxies for the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's Headquarters located at 155 North 15th Street, Lewisburg, Pennsylvania 17837 on March 6, 2001 at 10:00 a.m., local time, and at any adjournments and postponements thereof.

1. ELECTION OF CLASS C DIRECTORS TO SERVE FOR A THREE-YEAR TERM (except as marked to the contrary).

                 JANET B. MATHIAS
               WILLIAM RULON-MILLER
[_] FOR                                                      [_] VOTE WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line in that nominee's name above.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

          [_]  FOR             [_]  AGAINST              [_]  ABSTAIN


                The Board recommends a vote "FOR" this proposal.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.


  THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                  (Continued and to be SIGNED on Reverse Side)

                                      LOGO



  Should the undersigned shareholder be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Meeting of the shareholder's decision to revoke this proxy, then the power of such attorneys-in-fact or proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

  The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, a Proxy Statement, and an annual report of the Company for the fiscal year ending September 30, 2000.

                              Dated: _____________________________________, 2001
                                           (Please date this Proxy)
                                           Signature of Shareholder
                                           Signature of Shareholder

                              Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If there is more than one trustee, all should sign. If shares are held jointly, each holder should sign. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.